COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

17.	COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the Company and its subsidiaries are subject to various pending and potential legal actions, arbitration proceedings, claims, investigations, examinations, regulatory proceedings, information gathering requests, subpoenas, inquiries and matters relating to compliance with laws and regulations (collectively, legal proceedings).

Based on the Company’s current knowledge, and taking into consideration its legal expenses, the Company does not believe it is a party to, nor are any of its subsidiaries the subject of, any legal proceeding that would have a material adverse effect on the Company’s consolidated financial condition or liquidity.

See also Note 7 (“Leases”).

See also Note 8 (“Business Combination”)

See also Note 15 (“Income Taxes”).